                           FORM  8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                Date of Report:  October 1, 1995
                                 ---------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)


Delaware               1-8198                  36-3121988
---------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)

 2700 Sanders Road, Prospect Heights, Illinois         60070
 -------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 708/564-5000
                                                   ------------

Item 5.   Other Events

          Effective October 1, 1995, Household Group, Inc. ("HGI"), a wholly-owned subsidiary of Household International, Inc. ("Household"), sold for cash and stock all the capital stock of its wholly-owned subsidiary, Alexander Hamilton Life Insurance Company of America ("AHLIC") to Jefferson-Pilot Corporation ("JP"). Prior to the closing of this transaction, Household removed from AHLIC and retained all business, related assets and liabilities pertaining to AHLIC's credit life, accident and health, periodic payment and corporate-owned life insurance products so that effectively only the individual life and annuity product lines ("Transferred Business") were transferred to JP pursuant to this transaction. At September 30, 1995, assets related to the Transferred Business totaled approximately $6 billion and consisted primarily of investment securities. The purchase price for the Transferred Business is $575 million plus the net earnings of AHLIC from January 1, 1995 to the closing date, subject to a limitation on such earnings as to the attainment of a minimum statutory net worth by AHLIC as agreed to by the parties.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (a)    Financial statements of business acquired.

                 Not applicable.

          (b)    Pro forma financial information.

                 Unaudited pro forma consolidated statement of income of Household International, Inc. and Subsidiaries for the nine months ended September 30, 1995 and the unaudited pro forma consolidated balance sheet as of September 30, 1995 for Household International, Inc. and Subsidiaries giving effect to the pro forma adjustments related to the sale of Alexander Hamilton Life Insurance of America as described in Item 5 hereof and certain other transactions and events as described below. The unaudited pro forma consolidated statement of income of Household International, Inc. and Subsidiaries for the year ended December 31, 1994 was included in the Current Report on Form 8-K dated August 9, 1995.

The following tables present the historical unaudited consolidated statement of income for Household International, Inc. and Subsidiaries ("Household") for the nine months ended September 30, 1995 and the historical unaudited consolidated balance sheet for Household as of September 30, 1995 and the unaudited pro forma consolidated statement of income for the nine months ended September 30, 1995 and the unaudited pro forma consolidated balance sheet as of September 30, 1995 for Household. The pro forma financial statements give effect to the pro forma adjustments related to the sale of the universal life and annuity product lines of Alexander Hamilton Life Insurance Company of America ("AHLIC") as described herein. The pro forma financial statements also give effect to other transactions and events that individually do not represent a significant portion of a business but which nonetheless entered into the results shown for the nine months ended September 30, 1995. The transactions and events also included in the pro forma adjustments presented below are:
- the exit from the domestic first mortgage servicing business in the second quarter of 1995;
- the sales of consumer banking operations in California, Maryland and Virginia in the second quarter of 1995;
- the sales of consumer banking operations in Ohio and Indiana in the third quarter of 1995.

The pro forma consolidated statement of income for the nine months ended September 30, 1995 was prepared assuming the sales of the selected product lines of AHLIC and the other sold or exited businesses described above took place on January 1, 1995. The pro forma adjustments to the pro forma consolidated balance sheet as of September 30, 1995 assume that the sale of the product lines of AHLIC occurred on September 30, 1995. Household does not anticipate that the sales of the Transferred Business will have a significant effect on results of operations. Household does not expect to incur material charges or credits as a result of these transactions on an ongoing basis and has not reflected such in the pro forma consolidated financial statements below.

For purposes of preparing the pro forma financial statements, Household has assumed the cash proceeds from the sale of the product lines of AHLIC have been used to decrease senior and senior subordinated debt. The pro forma consolidated financial statements presented below do not purport to represent what the results of operations or financial position would have been had the pro forma adjustments occurred on the dates referred to above or to be indicative of the future results of operations or financial position of Household. The pro forma adjustments are based on available information and certain assumptions that Household believes are reasonable.

Household International, Inc. and Subsidiaries
Pro Forma Unaudited Consolidated Statements of Income
Nine Months Ended September 30, 1995
In millions except per share data.

--------------------------------------------------------------------------------------------
                                   Historical                                      Household
                                    Household     Pro Forma           Other    International
                                International   Adjustments     Adjustments        Pro Forma
--------------------------------------------------------------------------------------------
Finance income                       $2,147.5                                       $2,147.5
Interest income from noninsurance
  investment securities                 104.9                        $  2.8 <F1>       107.7
Interest expense                      1,181.6       $ (70.7) <F2>      71.4 <F3>     1,182.3
--------------------------------------------------------------------------------------------
Net interest margin                   1,070.8          70.7           (68.6)         1,072.9
Provision for credit losses on
  owned receivables                     569.7                                          569.7
--------------------------------------------------------------------------------------------
Net interest margin after provision
  for credit losses                     501.1          70.7           (68.6)           503.2
--------------------------------------------------------------------------------------------
Securitization income                   633.4                                          633.4
Insurance premiums and contract
  revenues                              262.2         (93.0) <F2>                      169.2
Investment income                       423.3        (299.5) <F2>                      123.8
Fee income                              139.1          (7.7) <F2>                      131.4
Other income                            189.4        (126.3) <F2>                       63.1
--------------------------------------------------------------------------------------------
Total other revenues                  1,647.4        (526.5)                         1,120.9
--------------------------------------------------------------------------------------------
Salaries and fringe benefits            420.9         (34.6) <F2>                      386.3
Other operating expenses                809.0        (109.4) <F2>                      699.6
Policyholders' benefits                 416.6        (255.6) <F2>                      161.0
--------------------------------------------------------------------------------------------
Total costs and expenses              1,646.5        (399.6)                         1,246.9
--------------------------------------------------------------------------------------------
Income before income taxes              502.0         (56.2)          (68.6)           377.2
Income taxes                            181.1         (29.5) <F4>     (24.0) <F4>      127.6
--------------------------------------------------------------------------------------------
Net income                           $  320.9       $ (26.7)         $(44.6)        $  249.6
============================================================================================
Primary earnings per share           $   3.02                                       $   2.30
=============================================================================================================
Fully diluted earnings per share     $   3.01                                       $   2.29
=============================================================================================================
Average shares outstanding:
  Primary                                98.8                                           98.8
  Fully diluted                          99.1                                           99.1
=============================================================================================================
Explanation of pro forma adjustments:

<F1>  Represents investment income for the nine months ended September 30, 1995 on proceeds received in the form of preferred stock from the sale of certain product lines of AHLIC.

<F2>  Represents the reduction of income and expenses related to certain businesses for the nine months ended
      September 30, 1995 had the following sales of assets and liabilities or exit from businesses taken place on January 1, 1995:
      Sale of certain product lines of AHLIC
      Sales of consumer bank branches in California, Virginia, Maryland, Ohio and Indiana
      Exit from domestic first mortgage servicing business

<F3>  Represents (a) increase in interest expense resulting from the replacement of deposit funding with other funding sources net of (b) reduction of interest expense for the nine months ended September 30, 1995 from use of cash proceeds from the sale of certain product lines of AHLIC to reduce senior and senior subordinated debt.

<F4>  Represents the net effect of the pro forma adjustments at statutory income tax rates, adjusted for the tax impact of sales of consumer banking operations.

/TABLE

Household International, Inc. and Subsidiaries
Pro Forma Unaudited Consolidated Balance Sheet
At September 30, 1995
In millions.

-----------------------------------------------------------------------------------------------
                                                Historical                            Household
                                                 Household      Pro Forma         International
                                             International    Adjustments             Pro Forma
-----------------------------------------------------------------------------------------------
ASSETS
------
Cash                                             $   457.7      $    (4.7) <F1>
                                                                    525.0  <F2>
                                                                   (525.0) <F3>       $   453.0
Investment securities                              8,693.3       (5,657.6) <F1>
                                                                     50.0  <F2>         3,085.7
Receivables, net                                  22,959.4                             22,959.4
Deferred insurance policy acquisition costs          468.1         (450.1) <F1>            18.0
Acquired intangibles                                 480.9                                480.9
Properties and equipment                             438.6          (16.6) <F1>           422.0
Real estate owned                                    148.7                                148.7
Other assets                                       1,327.2          (59.3) <F1>         1,267.9
-----------------------------------------------------------------------------------------------
Total assets                                     $34,973.9      $(6,138.3)            $28,835.6
===============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Debt:
  Deposits                                       $ 5,453.7                            $ 5,453.7
  Commercial paper, bank and other borrowings      6,731.7                              6,731.7
  Senior and senior subordinated debt (with
    original maturities over one year)            11,153.9      $  (525.0) <F3>        10,628.9
-----------------------------------------------------------------------------------------------
Total debt                                        23,339.3         (525.0)             22,814.3

Insurance policy and claim reserves                6,978.2       (5,538.6) <F1>         1,439.6

Other liabilities                                  1,819.9          (74.7) <F1>         1,745.2
-----------------------------------------------------------------------------------------------
Total liabilities                                 32,137.4       (6,138.3)             25,999.1
-----------------------------------------------------------------------------------------------
Company obligated mandatorily redeemable
  preferred securities in trust                       75.0                                 75.0
-----------------------------------------------------------------------------------------------
Preferred stock                                      205.0                                205.0
-----------------------------------------------------------------------------------------------
Common shareholders' equity:
  Common stock                                       115.9                                115.9
  Additional paid-in capital                         394.7                                394.7
  Retained earnings                                2,601.6                              2,601.6
  Foreign currency translation adjustments          (127.8)                              (127.8)
  Unrealized gain on investments, net                  6.4                                  6.4
  Common stock in treasury                          (434.3)                              (434.3)
-----------------------------------------------------------------------------------------------
Total common shareholders' equity                  2,556.5                              2,556.5
-----------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity       $34,973.9      $(6,138.3)            $28,835.6
===============================================================================================
Explanation of pro forma adjustments:

<F1>  Represents the assets and liabilities of the sold product lines of AHLIC at September 30, 1995.

<F2>  Represents the proceeds from sale of certain product lines of AHLIC (estimated for purposes of these statements to be $525 million of cash and $50 million of preferred stock).

<F3>  Represents use of cash proceeds on sale of certain product lines of AHLIC to reduce debt.

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                               SIGNATURE
                               ---------

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HOUSEHOLD INTERNATIONAL, INC.
                                           (Registrant)


                                   By:  /s/ David A. Schoenholz
                                        -----------------------
                                        David A. Schoenholz
                                        Senior Vice President -
                                        Chief Financial Officer
                                        and on behalf of
                                        Household International, Inc.


Dated:  December 18, 1995
        -----------------